SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Wells Fargo Advantage Global Dividend Opportunity Fund

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WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2011

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF
WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Wells Fargo Advantage Global Dividend Opportunity Fund (the "Fund") will be held on February 14, 2011 at 10:30 a.m. Pacific time, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California 94105 for the following purposes:

  To elect three Trustees to the Board of Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 13, 2010 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement. It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of the proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE. By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

December 30, 2010

WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of the Wells Fargo Advantage Global Dividend Opportunity Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California 94105, on February 14, 2011 at 10:30 a.m. Pacific time. The address of the principal office of the Fund is Wells Fargo Advantage Funds, 200 Berkeley Street, Boston, Massachusetts 02116-5034. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (866) 963-5822 for instructions.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the fiscal year ended October 31, 2010 will be first sent to shareholders on or about December 30, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2011.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the period ended October 31, 2010 without charge by visiting the Web site indicated on your proxy card.

Proxy Solicitation

The Board intends to bring before the Meeting the matter set forth in the accompanying notice. Holders of common shares ("Shares") of the Fund ("Shareholders") are being asked to vote for the election of Ms. Olivia S. Mitchell and Messrs. Isaiah Harris, Jr. and David F. Larcker. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your Shares will be voted FOR the election of each of the nominees named in the enclosed proxy card. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

The Fund's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of Trustees, votes may be cast FOR all nominees or votes may be WITHHELD either with respect to all of the nominees or any individual nominee. Abstentions, broker non-votes (i.e., Shares held by brokers or nominee entities as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee entity does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have no effect with respect to the election of Trustees.

The affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of Trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to a proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs typically associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $3500. This fee will be borne by the Fund.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on December 13, 2010 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of December 13, 2010, the Fund had outstanding 49,007,941 common shares. Each common share is entitled to one vote per share, and a fractional vote for each fraction of a share as to any matter on which the common share is entitled to vote.

As of December 13, 2010, the Depository Trust Company owned of record approximately 100% of the outstanding Shares. No other person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of the Fund as of December 13, 2010. However, the entity listed below has made a filing with the Securities and Exchange Commission ("SEC") disclosing its ownership of beneficial interests in the outstanding shares of the Fund in the amount set forth opposite its name below. The filing is available at the SEC's Web site (www.sec.gov).

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned[1]
Common (30024H101)	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,261,770	10.8%
1	The filing by the listed entity indicates that the entity shares dispositive and voting power over the securities with another person.

As of December 13, 2010, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. Additionally, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the outstanding securities of the Fund's sub-advisers, Crow Point Partners, LLC ("Crow Point") and Wells Capital Management Incorporated ("Wells Capital").

I. ELECTION OF TRUSTEES (PROPOSAL 1)

The Board has nominated three persons for election to the Fund's Board. Each of these nominees currently serves on the Fund's Board. In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2011, Class II, 2012 and Class III, 2013 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card, in consultation with the Board, will vote for the election of such other person or persons as they may consider qualified. The Board has no reason to believe that any of the three nominees will be unable or unwilling to serve.

The Board of the Fund proposes the following nominees for election at the Meeting:

Trustee	Class	Expiration of Term if Elected
Isaiah Harris, Jr.	Class I	2014[1]
David F. Larcker	Class I	2014[1]
Olivia S. Mitchell	Class I	2014[1]
1	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the three nominees currently proposed to serve on the Board.

Trustee and Nominee Trustee Information

The following table contains specific information about each Trustee and nominee Trustee as of October 31, 2010 including: year of birth, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Wells Fargo Advantage Funds family of funds and number of portfolios overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is c/o Wells Fargo Advantage Global Dividend Opportunity Fund, 525 Market Street, 12th Floor, San Francisco, California 94105. The Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee, each of which is made up of the Trustees listed in the table below.

Name and Year of Birth	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Class I - Non-Interested Nominee Trustees to serve until 2014 Annual Meeting of Shareholders
Isaiah Harris, Jr., 1952[3]	Trustee	Trustee since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	155	CIGNA Corporation (insurance); Deluxe Corporation (financial and small business services)
David F. Larcker, 1950[3]	Trustee	Trustee since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	155	None
Olivia S. Mitchell, 1953[3]	Trustee	Trustee since 2010	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton's Pension and Research Council and Boettner Center on Pensions & Retirement Research and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	155	None
Class II - Non-Interested Trustees to serve until 2012 Annual Meeting of Shareholders
Leroy Keith, Jr., 1939	Trustee	Trustee since 2007	Chairman, Bloc Global Services (development and construction). Trustee, of the Evergreen funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm). Former Partner, Stonington Partners, Inc. (private equity fund). Former Director, Obagi Medical Products Co. Former Director, Lincoln Educational Services.	155	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09) Director, Diversapack Co. (packaging company)
Judith M. Johnson, 1949	Trustee	Trustee since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	155	None
Donald C. Willeke, 1940	Trustee	Trustee since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	155	None
Class III - Non-Interested Trustees to serve until 2013 Annual Meeting of Shareholders
Peter G. Gordon, 1942	Trustee and Chairman	Trustee and Chairman since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	155	None
Timothy J. Penny, 1951	Trustee	Trustee since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	155	None
Michael S. Scofield, 1943	Trustee	Trustee since 2007	Currently serves on the Investment Company Institute's Board of Governors and Executive Committee. Former Chairman of the Independent Directors Council. Trustee of the Evergreen funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield. Former Director and Chairman, Branded Media Corporation (multi-media branding company).	155	None
1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	As of October 31, 2010, the Wells Fargo Advantage Funds fund complex consisted of 155 funds.
3	Nominee Trustee.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Wells Fargo Advantage Funds family of funds overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2010	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Wells Fargo Advantage Funds Family of Investment Companies as of December 31, 2009
Non-Interested Nominee Trustees
Isaiah Harris, Jr.	$0	Over $100,000
David F. Larcker	$0	Over $100,000
Olivia S. Mitchell	$0	Over $100,000
Non-Interested Trustees
Peter G. Gordon	$0	Over $100,000
Judith M. Johnson	$0	Over $100,000
Leroy Keith, Jr.	$0	$0[1]
Timothy J. Penny	$0	Over $100,000
Michael S. Scofield	$0	$0[1]
Donald C. Willeke	$0	Over $100,000
1	Messrs. Keith and Scofield joined the Boards of Trustees of the Wells Fargo Advantage Funds family of investment companies on July 9, 2010.

The Board of Trustees and Its Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged Funds Management to manage the Fund on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration.

The Board is currently composed of nine members, each of whom is not an "interested person" of the Fund, Funds Management, or the sub-advisers, as defined in the 1940 Act (an "Independent Trustee"). The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. During the fiscal year ended October 31, 2010, the Board held 4 regular meetings and 14 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees (as described below) on which he or she served.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to assure timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Fund's Declaration, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established an investment team to review in detail the performance of the Fund, in light of the Fund's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund

Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Fund's management. Any person nominated to serve as an Independent Trustee of the Fund must not be an "interested person" as defined in the 1940 Act, and must also satisfy applicable independence requirements of the listing standards of the securities exchange on which shares of the Fund are traded. The Governance Committee meets only as necessary and did not meet during the Fund's most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Fund's Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Fund's Secretary, at the address of the principal executive offices of the Fund. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. For more information relating to shareholder recommendations, please see the Fund's Governance Committee Charter attached as Exhibit A.

The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 ("Advisory Trustees"). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Any Advisory Trustee may resign at any time.

Prior to July 9, 2010, the Board had an Executive Committee, which operated in a manner similar to that of the Board's Governance Committee. The Executive Committee met fifteen times during the Fund's most recently completed fiscal year.

Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust's valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not meet during the Fund's most recently completed fiscal year.

Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent registered public accounting firm. The Audit Committee operates pursuant to a separate charter, and met eight times during the Fund's most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

The Board of Trustees and Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Fund's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Qualifications of Trustees

The Fund's Declaration does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund and the other Funds in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Peter G. Gordon. Mr. Gordon has been a Trustee of the Fund since 2010. He has been a Trustee of the Wells Fargo Advantage Funds since 1998, Chairman of the Board of Trustees of the Wells Fargo Advantage Funds since 2005, the Lead Independent Trustee of the Wells Fargo Advantage Funds from 2001 through 2005, and Chairman of the Governance Committee of the Wells Fargo Advantage Funds since 2005. In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.

Isaiah Harris, Jr. Mr. Harris has been a Trustee of the Fund since 2010. He has served as a Trustee of the Wells Fargo Advantage Funds since 2009 and was an Advisory Board Member of the Wells Fargo Advantage Funds from 2008 to 2009. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He also has been a director of Deluxe Corporation since 2003. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson. Ms. Johnson has been a Trustee of the Fund since 2010. She has served as a Trustee of the Wells Fargo Advantage Funds since 2008 and as Chair of the Audit Committee of the Wells Fargo Advantage Funds since 2009. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Leroy Keith, Jr. Mr. Keith has been a Trustee of the Fund since 2007. He has served as a Trustee of the Wells Fargo Advantage Funds since 2010. He previously served as a Trustee of the Evergreen fund complex since 1983. He is a Trustee of the Phoenix fund complex, Former Managing Director of Almanac Capital Management, Director of Diversapack Co., Former Partner of Stonington Partners, Inc. and Former Director of Obagi Medical Products, Inc. He is also Chairman of Bloc Global Services, a development and constructions firm.

David F. Larcker. Mr. Larcker has been a Trustee of the Fund since 2010. He has served as a Trustee of the Wells Fargo Advantage Funds since 2009 and was an Advisory Board Member of the Wells Fargo Advantage Funds from 2008 to 2009. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has been a Trustee of the Fund since 2010. She has served as a Trustee of the Wells Fargo Advantage Funds since 2006. Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania. She has been a professor of economics, insurance and risk management for over 30 years. She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.

Timothy J. Penny. Mr. Penny has been a Trustee of the Fund since 2010. He has been a Trustee of the Wells Fargo Advantage Funds and their predecessor funds since 1996. He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.

Michael S. Scofield. Mr. Scofield has been a Trustee of the Fund since 2007. He has served as a Trustee of the Wells Fargo Advantage Funds since 2010. He previously served as a Trustee of the Evergreen fund complex since 1984, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Council, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield. He was formerly Director and Chairman of Branded Media Corporation, a multi-media branding company.

Donald C. Willeke. Mr. Willeke has been a Trustee of the Fund since 2010. He has been a Trustee of the Wells Fargo Advantage Funds and their predecessor funds since 1996. Previously, he served on the board of trustees of another registered investment company. He is an attorney in private practice and has served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Consideration of Diversity by the Governance Committee

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Governance Committee generally considers the manner in which each nominee's professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees' attributes.

Governance Committee Process

The members of the Governance Committee are "independent" as defined in the New York Stock Exchange's listing standards. The Governance Committee Charter describes the Governance Committee functions. A copy of the Fund's Governance Committee Charter is attached as Exhibit A.

The Board has approved a policy pursuant to which the Board may consider nominees for election as Trustees, which is described further in the Governance Committee Charter. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board should send the communication to the Wells Fargo Advantage Global Dividend Opportunity Fund Board of Trustees, 525 Market Street, San Francisco, California 94105. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

Funds that are listed on the New York Stock Exchange are required each year to hold an Annual Meeting of Shareholders. It is the policy of the Fund to encourage at least one Trustee to attend each such Annual Meeting of Shareholders either in person, by video conference, or by teleconference. No Trustee attended the previous year's Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each executive officer of the Fund as of October 31, 2010, including: name, address and year of birth, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with Funds Management, Wells Fargo and their affiliated companies.

Name, Address and Year of Birth	Position with Fund	Principal Occupation(s) for Last Five Years
Karla M. Rabusch 525 Market Street, San Francisco, CA 94105 Year of Birth: 1959	President since 2010

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 Year of Birth: 1970	Treasurer since 2007

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

C. David Messman 525 Market Street, San Francisco, CA 94105 Year of Birth: 1960	Secretary since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early 525 Market Street, San Francisco, CA 94105 Year of Birth: 1964	Chief Compliance Officer since 2010

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Karla M. Rabusch oversees the operations of the Fund. C. David Messman is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Debra Ann Early is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Remuneration and Other Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of Funds Management or any of its affiliated companies are borne by Funds Management or the Wells Fargo affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2010. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Fund. For the fiscal year ended October 31, 2010, the Trustees earned the following compensation from the Fund and the Wells Fargo Advantage Funds fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees2,[3]
Non-Interested Nominee Trustees
Isaiah Harris, Jr.	$306	$217,000
David F. Larcker	$306	$215,500
Olivia S. Mitchell	$306	$217,000
Non-Interested Trustees
Peter G. Gordon	$381	$257,000
Judith M. Johnson	$339	$237.000
Leroy Keith, Jr.	$1,388	$87,022
Timothy J. Penny	$316	$221,500
Michael S. Scofield	$1,794	$87,022
Donald C. Willeke	$306	$217,000
1	Mses. Johnson and Mitchell and Messrs. Gordon, Harris, Larcker, Penny and Willeke joined the Board of Trustees of the Fund on July 9, 2010.
2	As of October 31, 2010, the Wells Fargo Advantage Funds fund complex consisted of 155 funds.
3	Messrs. Keith and Scofield joined the Boards of Trustees of the Wells Fargo Advantage Funds family of investment companies on July 9, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the SEC. Copies of the required filings must also be furnished to the Fund. For the most recent fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through the Wells Fargo Advantage Funds Web site at www.wellsfargoadvantagefunds.com.

Service Providers

Investment Adviser and Administrator. Funds Management, an affiliate of Wells Fargo, a California-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment adviser and administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Investment Sub-advisers. Crow Point currently serves as a sub-adviser to the Fund. The principal business address of Crow Point is 10 The New Driftway, Scituate, Massachusetts 02066. Wells Capital, a subsidiary of Wells Fargo and an affiliate of Funds Management, currently serves as the other sub-adviser to the Fund. The principal business address of Wells Capital is 525 Market Street, San Francisco, California 94105.

Transfer Agent. Computershare Fund Services is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, has been approved by the Trustees of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending October 31, 2011.

The Audit Committee of the Board of Trustees unanimously recommended the selection of KPMG, and the Board of Trustees unanimously approved such selection, at a meeting held on December 21, 2010.

The Fund's Audit Committee has established and adopted policies and procedures whereby the Audit Committee Chairperson is authorized to pre-approve: (1) audit services to the Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) non-audit tax or compliance consulting or training services provided by the independent registered public accounting firm to the Fund's investment adviser and its adviser affiliates (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chairperson, the adviser shall prepare a brief description of the proposed services. If the Chairperson approves such service, he or she shall sign the statement prepared by the adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

A representative of KPMG, if requested in advance by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. Absent such a shareholder request, it is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment adviser and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm.

On December 21, 2010, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended October 31, 2010. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by the Public Company Accounting Oversight Board regarding KPMG's communications, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended October 31, 2009 and 2010, respectively, and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2010	2009
Audit fees	$40,600	$39,600
Audit-related fees	$0	$0
Tax fees[1]	$4,040	$0
Non-audit fees[2]	$0	$480,000
All other fees	$0	$0
1	Tax fees consists of fees for tax consultation, tax compliance and tax review.
2	Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund and the investment adviser.

The Board has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit B (the "Charter"). The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.

The Audit Committee consists of Messrs. Gordon, Harris, Keith, Larcker, Penny, Scofield, Willeke, Ms. Mitchell, and the Chairperson of the Committee, Judith M. Johnson, each of whom is an Independent Trustee.

Other Business

As of the date of this proxy statement, neither the Fund's officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

The affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees.

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of Shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2012 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Wells Fargo Advantage Global Dividend Opportunity Fund, 525 Market Street, San Francisco, California 94105 by the close of business on or before August 30, 2011.

Any Shareholder desiring to present a proposal for consideration at the 2012 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, Wells Fargo Advantage Global Dividend Opportunity Fund, 525 Market Street, San Francisco, California 94105 by the close of business on or before November 15, 2011, but no earlier than October 31, 2011.

The persons named as proxies for this Annual Meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice a reasonable time before the date of this proxy statement.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2012 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

C. David Messman, Secretary

December 30, 2010

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at (866) 963-5822 (toll free).

Exhibit A

WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND
WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND
WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND
GOVERNANCE COMMITTEE CHARTER

Governance Committee Membership

The Governance Committee of each Trust (the "Committee") shall be composed only of Trustees of that Trust that are non-interested Trustees under the Investment Company Act of 1940 ("Independent Trustees").

Board Nominations

1. Except with respect to any trustee nomination made directly by an eligible shareholder or shareholder group as permitted by the charter of a Trust and applicable law, the Committee shall make nominations for all Trustee membership on the Board of Trustees of each Trust. The Committee shall evaluate such candidate's qualifications for Board membership and his or her independence from the Funds' investment adviser and other principal service providers. Any person nominated to serve as an Independent Trustee must not be an "interested person" as defined in the Investment Company Act of 1940, and, with respect to each Trust that is a registered closed-end management investment company ("Closed-End Fund"), such person must also satisfy applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with the requirements of Appendix A will not be considered by the Committee.

c. Following the effective date of Rule 14a-11 under the Securities Exchange Act of 1934, as amended ("Rule 14a-11"), the Committee shall be promptly notified upon receipt by a Trust of any notice on Schedule 14N of shareholders' intent to include their trustee nominations in a Fund's proxy materials. The Committee shall further evaluate the qualifications and independence of any such nominee determined to meet the eligibility requirements of Rule 14a-11 and assess the anticipated effect on the Board if such nominee were to be elected to serve as a Trustee.

2. Process for evaluating potential conflicts of interest of Independent Trustee candidates.

a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940, and, with respect to Independent Trustee candidates for the Board of each Closed-End Fund, that such person satisfies applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

b. In addition to satisfying the applicable technical requirements (as reflected in the questions in the Trustees' and Officers' Questionnaire completed by each current and prospective Trustee), the candidate's business and personal connections must not create any actual or potential impairment to the person's independence with respect to the Funds.

c. With respect to any candidate, the Committee shall elicit such information from senior management that the Committee deems appropriate, if any, to evaluating the merits of the candidate.

d. Disqualifying factors:
i. No candidate shall be selected for membership on the Board if that candidate serves on the board of any registered investment company outside of the Wells Fargo Advantage Funds family (Asset Allocation Trust shall be considered to be a part of the Wells Fargo Advantage Funds family of funds solely for the purposes of this Committee Charter), unless otherwise approved by the Committee. If any existing Trustee accepts a position on the board of any such other registered investment company, such Trustee shall promptly resign from membership on the Board, unless otherwise approved by the Committee.
ii. No candidate shall be selected for membership on the Board if that candidate serves as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Advantage Funds family. If any existing Trustee accepts such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal distributor for any such registered investment company, such candidate should be selected only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Advantage Funds family.

3. The Committee shall review the composition of the Board when it deems it appropriate to do so to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Committee Nominations and Functions

1. The Committee shall propose nominations for membership on all committees and shall review committee assignments periodically.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Governance Committee Chairman

1. Chairman of the Governance Committee.

a. Only a Trustee who is an Independent Trustee may serve in the role of Chairman of the Governance Committee.

b. In addition to any powers and duties specified in this Charter, the Chairman of the Governance Committee's role is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys, and other Committee members generally between meetings.

c. The Chairman of the Governance Committee shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Board, for the additional work and time devoted by the Chairman of the Committee.

2. Except for any duties specified herein or pursuant to a Trust's charter document, the designation of Chairman of the Governance Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

Compensation

1. The Committee shall periodically review and recommend any appropriate changes to trustee compensation to the Board.

Board Leadership Structure

1. The Governance Committee shall periodically review the Board leadership structure and shall recommend any appropriate changes to the Board.

Advisory Trustee Nominations

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 ("Advisory Trustees"). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

Other Powers and Responsibilities

1. The Committee shall review this Charter at least annually and recommend changes to the Board.

2. The Committee shall address matters relating to the engagement and independence of legal counsel employed by the Independent Trustees.

3. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants, advisers or employees at the expense of the appropriate Fund(s).

4. In consultation with legal counsel to the Independent Trustees, the Committee shall consider the processes to be undertaken by the Board in connection with the annual assessment of the performance of the Board and the committees of the Board pursuant to rule 0-1(a)(7)(v) under the Investment Company Act of 1940 and under any applicable listing requirements.

5. The Committee shall set forth and periodically review governance principles for the Board and its committees. Those principles have been outlined in a separate document (Statement of Governance Principles).

6. The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Date of most recent Committee approval: November 17, 2010
Date of most recent Charter amendment: November 17, 2010

Exhibit B

WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND
WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND
WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND
WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND
AMENDED AUDIT COMMITTEE CHARTER

1. Composition. The Audit Committees ("Committees") of the Boards of Trustees (the "Boards") of Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, Asset Allocation Trust (collectively, the "Open-End Trusts"), Wells Fargo Advantage Global Dividend Opportunity Fund ("EOD"), Wells Fargo Advantage Income Opportunities Fund ("EAD"), Wells Fargo Advantage Multi-Sector Income Fund ("ERC"), and Wells Fargo Advantage Utilities and High Income Fund ("ERH") (collectively, the "Closed-End Funds" and together, with the Open-End Trusts, the "Trusts") shall be composed entirely of Trustees who are not "interested persons" of the Trusts, or of any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940 (the "Act"). The Committees of the Closed-End Funds (the "Closed-End Fund Committees") shall have at least three members who are "independent" as that term is interpreted under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and under the listing standards of each exchange on which shares of the Closed-End Funds are traded, except as otherwise set forth by statute, rule, or listing standard. The full Boards shall designate the members of the Committees and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

The Boards shall determine as often as they deem appropriate whether any member of the Committees is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Any member of the Committees who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committees and the Boards in the absence of such determination.

2. Primary Responsibilities. The primary responsibilities of the Committees are:

  to oversee the accounting and financial reporting policies of the Trusts or their series, as applicable, (a Trust or any such series being referred to as a "Fund", and collectively as the "Funds"), including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls of key service providers;

  to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

  to interact with the Funds' registered public accountants (the "Auditors") on behalf of the Boards, and to interact with the appropriate officers of the Trusts, and the investment adviser, sub-adviser, administrator and other key service providers other than the Auditors (collectively, "Management") regarding accounting and financial reporting matters;

  to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal controls and independent audits; and

  to approve the engagement of the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors.

The function of the Committees is oversight. Management is primarily responsible for maintaining appropriate systems for accounting and internal control, and the Auditors are primarily responsible for planning and carrying out a proper audit. Specifically, Management is responsible for: (1) the preparation, presentation and integrity of the Funds' financial statements; (2) the implementation of appropriate accounting and financial reporting principles and policies; and (3) the design and maintenance of internal controls and procedures designed to assure compliance with all applicable accounting standards, laws and regulations. The Auditors are responsible for planning and carrying out a proper audit and review. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Management or the Auditors.

Although the Committees are expected to take a detached and questioning approach to the matters that come before them, the review of the Funds' financial statements by the Committees is not an audit, nor does the Committees' review substitute for the responsibilities of Management for preparing, or the Auditors for auditing, the Funds' financial statements. Members of the Committees are not full-time employees of the Funds and, in serving on these Committees, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committees or their members to conduct "field work" or other types of auditing or accounting reviews or procedures. In addition, the authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committees to plan or conduct any audit, to determine or certify that any Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable laws, or to guarantee any report of the Auditors.

In discharging their duties, the members of the Committees are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the Auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person's professional or expert competence; or (3) another Board committee on which the member does not sit.

3. Duties and Powers. To carry out their responsibilities, the Committees shall have the following duties and powers, to be discharged in such a manner as the Committees deem appropriate, in their sole discretion:

  to approve the engagement of the Auditors to annually audit and provide their opinion on a Fund's financial statements, to recommend to those Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Act) the selection, retention or termination of the Auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the Auditors.;

  to approve the engagement of the Auditors to provide non-audit services to a Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

  to implement any policies and procedures for pre-approval of the engagement of the Auditors as are set forth in this Charter, or to separately adopt, to the extent deemed appropriate by the Committees, policies and procedures for pre-approval of the engagement of the Auditors, in either case, to provide audit or non-audit services to a Fund and to provide non-audit services to the Fund's investment adviser or adviser affiliate that relate directly to the operations and financial reporting of the Fund, provided in either case that the policies and procedures are detailed as to the particular services covered;

  to consider whether the provision by the Auditors of non-audit services to a Fund's investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not required to be pre-approved by the Committees, is compatible with maintaining the Auditors' independence;

  to assess the Auditors' independence at least annually, in connection with which, the Committees shall receive and review a report by the Auditors disclosing all relationships that may affect the Auditors' independence, including the disclosures required by the Independence Standards Board Standard No. 1 or any other applicable auditing standard;

  to review and discuss with Management the matters about which Statement of Auditing Standard No. 61 (Codification of Statements on Auditing Standards) requires discussion, including those specifically mentioned in this Charter;

  to review the arrangements for and scope of the Funds' annual audits and any special audits;

  to review and approve the fees proposed to be charged to the Funds by the Auditors for all audit and non-audit services;

  to meet with, and consider information and comments from, the Auditors with respect to the Funds' financial statements and the Funds' accounting and financial reporting policies, procedures and internal controls (including the Funds' critical accounting policies and practices and any adjustments to a Fund's financial statements recommended by the Auditors), and to consider Management's responses to any such comments and, to the extent the Committees deem necessary or appropriate, to promote improvements in the quality of the Funds' accounting and financial reporting;

  to review the form of engagement letter used to engage the Auditors for all audit services;

  to review the form of opinions the Auditors propose to render to the Boards and the Funds;

  to seek to resolve any material disagreements between Management and the Auditors regarding financial reporting that are brought to the Committees' attention;

  to review with the Funds' principal executive officer and/or principal financial officer, in connection with their certifications of any filings by the Funds on Form N-CSR, any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein or in internal controls over financial reporting and any reported evidence of fraud involving Management or other employees who have a significant role in the Funds' disclosure controls and procedures;

  to investigate or initiate investigation of reports of improprieties or suspected improprieties in connection with the Funds' accounting or financial reporting;

  to report its activities to the Boards on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committees may deem necessary or appropriate;

  to inquire of the Auditors and Management as to whether appropriate staffing levels are being maintained within the audit engagement team, internal accounting and administration staff; and

  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4. All Closed-End Fund Committees. The Closed-End Fund Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any Auditor engaged (including resolution of disagreements between Management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Closed-End Fund, and each such Auditor must report directly to its respective Closed-End Fund Committee.

The Closed-End Fund Committees shall also establish procedures for (1) the receipt, retention, and treatment of complaints received by the Closed-End Funds regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of the Closed-End Funds, the Closed-End Funds' investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Closed-End Funds, of concerns regarding questionable accounting or auditing matters.

5. NYSE Amex Closed-End Fund Committees. Any Closed-End Fund with shares listed on the NYSE Amex exchange (formerly the NYSE Alternext US exchange) (the "NYSE Amex") must comply with applicable listing standard requirements.1, Accordingly, each member of an audit committee of a fund listed on the NYSE Amex ("NYSE Amex Closed-End Fund Committee") must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Further, at least one member of a NYSE Amex Closed-End Fund Committee must be "financially sophisticated," as such term is defined in the listing standards of the NYSE Amex.2

The purpose of a NYSE Amex Closed-End Fund Committee includes overseeing the accounting and financial reporting processes and audits of the Closed-End Fund. NYSE Amex Closed-End Fund Committees must actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors and are responsible for taking, or recommending that the Boards take, appropriate action to oversee the independence of the Auditors. Committee members must not have participated in the preparation of the financial statements of the Closed-End Fund at any time during the three years prior to appointment to the NYSE Amex Closed-End Fund Committee. The NYSE Amex Closed-End Fund Committees shall meet on a regular basis, as often as necessary to fulfill their responsibilities, including at least annually in connection with the issuance of audited financial statements.

6. New York Stock Exchange Closed-End Fund Committees. Any Closed-End Funds with shares listed on the New York Stock Exchange (the "NYSE") must comply with applicable listing standard requirements.3, Accordingly, each member of an audit committee of a fund listed on the NYSE ("NYSE Closed-End Fund Committee") must be "financially literate" (or become so within a reasonable time after his or her appointment to the committee).4, Further, at least one member of an NYSE Closed-End Fund Committee must have "accounting or related financial expertise".5

The purpose of a NYSE Closed-End Fund Committee includes assisting with the Board's oversight of the integrity of the Closed-End Fund's financial statements, the Closed-End Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Closed-End Fund's Auditors, and the performance of the Closed-End Fund's internal audit functions and Auditors.

The NYSE Closed-End Fund Committee shall have the following duties and powers, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion:

  to obtain and review at least annually a report from the Auditors describing (1) the accounting firm's internal quality-control procedures, (2) any material issues raised (a) by the Auditors' most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) all relationships between the Auditors and the Closed-End Fund;

  to meet to review and discuss the Closed-End Fund's audited annual and unaudited semi-annual financial statements, including "Management's Discussion of the Fund Performance", if included in its Form N-CSR;

  to discuss any press releases regarding the Closed-End Fund's investment performance and other financial information about the Closed-End Fund, as well as any financial information provided to analysts or rating agencies. The NYSE Closed-End Fund Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information;

  to discuss guidelines and policies with respect to risk assessment and risk management;

  to review with the Auditors any audit problems or difficulties encountered in the course of their audit work and Management's responses thereto;

  to set clear policies for the hiring by the Closed-End Fund of employees or former employees of the Closed-End Fund's Auditors, to the extent that the Closed-End Fund intends to have employees;

  to report regularly to the Closed-End Fund Board; and

  to consider whether to recommend to the Board that the audited financial statements be included in the annual report for the Closed-End Fund.

The performance of the NYSE Closed-End Fund Committee shall be reviewed at least annually by the Board. Unless otherwise determined by the Board, no member of the NYSE Closed-End Fund Committee may serve on the audit committee of more than two other public companies.6

7. Meetings. Unless otherwise specified in this Charter, each Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Committees shall record minutes of their meetings and shall invite Trustees who are not members of the Committees, Management, counsel and representatives of service providers to attend meetings and provide information as the Committees, in their sole discretion, consider appropriate. The Committee shall periodically meet privately with the Auditors.

8. Auditor Pre-Approval. The Auditors are hereby pre-approved to provide the following services: (a) be engaged to audit newly created Funds; (b) perform "agreed upon procedures" reviews and/or provide comfort letters in connection with Fund reorganizations; (c) review special Fund registration statement filings; and (d) perform non-audit services for the Funds, the Funds'' investment adviser and its adviser affiliates, provided that such services fall within specified categories of services separately approved by the Committees and that the fees for such services do not exceed certain pre-approved dollar amounts. To the extent that the non-audit services would fall outside of the aforementioned pre-approvals, such services may be pre-approved by the Committees, or by the Chairman pursuant to delegated authority in accordance with Section 9 below.

9. Pre-Approval Procedure. The Chairman of the Committees is authorized to pre-approve: (1) audit services to the Funds; (2) non-audit tax or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its adviser affiliates (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meeting.

10. Availability. The Committees shall be available to meet with the Treasurer and other appropriate officers of the Trusts, and with internal accounting staff, and individuals with internal audit responsibilities, for consultation on audit, accounting and related financial matters.

11. Resources. The Committees shall be given the resources and shall have the authority appropriate to discharge their responsibilities, including the authority to retain special or independent counsel and other experts or consultants at the expense of the appropriate Fund(s).

12. Miscellaneous. The Committees shall review and reapprove this Charter as often as they deem appropriate, but not less often than annually, and recommend any changes to the Boards that they deem appropriate. The Committees shall have such further responsibilities as are given to them from time to time by the Boards. The Committees shall consult with Management, the Auditors and counsel as to legal or regulatory developments affecting their responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the Boards.

Most Recent Annual Approval by the Board of Trustees: August 25, 2010
Amended: August 25, 2010

1

As of July 31, 2010, shares of EAD, ERC and ERH were listed on the NYSE Amex. Although the NYSE Amex LLC Company Guide exempts closed-end funds from certain listing requirements, this Charter has been drafted according to the view expressed by regulators that they may, in fact, apply some of those requirements to closed-end funds.

2	One is "financially sophisticated" if that individual qualifies as an "audit committee financial expert" under Item 3 of Form N-CSR.
3	As of July 31, 2010, shares of EOD were listed on the NYSE.
4

"Financial literacy" is generally interpreted to signify the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

5

One has "accounting or related financial expertise" if that individual qualifies as an "audit committee financial expert" under the Item 407(d)(5)(ii) of Regulation S-K standard, which is identical to that of Item 3 of Form N-CSR.

6	Service on multiple boards in the same fund complex is counted as service on one board for the purposes of this requirement.

PROXY

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3.  Follow the recorded or on-screen directions.

Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                                             WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND                                           PROXY

COMMON SHARES

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2011

This Proxy is solicited on behalf of the Board of Trustees of Wells Fargo Advantage Global Dividend Opportunity Fund for the Annual Meeting of Shareholders.  The undersigned, revoking any previously executed proxies, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the 2011 Annual Meeting of Shareholders of Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on February 14, 2011, at 10:30 a.m., Pacific time, and at any and all adjournments thereof.

Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged.

Please call 1-866- 963-5822 if you would like directions on how to attend the Meeting and vote in person.

VOTE VIA THE TELEPHONE:  1-800-337-3503
VOTE VIA THE INTERNET:  www.proxy-direct.com

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature(s)

Date                                                                          EOD_22114__120810

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2011.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report of the Fund for the period ended October 31, 2010 without charge by visiting the following Web site: https://www.proxy-direct.com/EOD22114

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

The common shares represent by this proxy will be voted as specified in the following Item 1, but if you return a signed proxy card but no choice is specified, they will be voted FOR the election of the three (3) persons named below as nominee Trustees under “Election of Trustees (Proposal 1).”  If any nominee for any reason becomes unable to serve or is unwilling to serve or for good cause will not serve, the persons named as proxies on the other side of this proxy card will vote for the election of such other person or persons as they may consider qualified.  The Board of Trustees has no reason to believe that any of the three (3) nominee Trustees will be unable or unwilling to serve.

If any other matters about which the Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:

Election of Trustees:

Nominees:

01.  Isaiah Harris, Jr.                  02.  David F. Larcker                  03.  Olivia S. Mitchell

Instruction:  To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the “FOR ALL EXCEPT” box above.

2.     To transact such other business as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EOD_22114_120810